UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017

ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33764 (Commission File Number)	38-4022268 (IRS Employer Identification No.)

1000 Remington Blvd., Suite 120

Bolingbrook, Illinois 60440

(Address of principal executive offices, including zip code)

(630) 410-4800

(Registrant’s telephone number, including area code)

ULTA SALON, COSMETICS & FRAGRANCE, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 29, 2017, Ulta Salon, Cosmetics & Fragrance, Inc., a Delaware corporation (“Salon”), implemented a holding company reorganization (the “Reorganization”). Following the Reorganization, Ulta Beauty, Inc., a Delaware corporation (“Ulta Beauty”), became the successor issuer to Salon. This Current Report on Form 8-K is being filed for the purpose of establishing Ulta Beauty as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of common stock, par value $0.01 per share, of Ulta Beauty, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On January 27, 2017, Salon, Ulta Beauty and Ulta Merger Sub, Inc., a Delaware corporation (“Merger Sub”), entered into the Agreement and Plan of Merger (the “Agreement”) which resulted in Ulta Beauty owning all of the outstanding capital stock of Salon. Pursuant to the Reorganization, effective at 12:01 a.m., Eastern Time, on January 29, 2017 (the “Effective Time”), Merger Sub, a direct, wholly owned subsidiary of Ulta Beauty and an indirect, wholly owned subsidiary of Salon, merged with and into Salon, with Salon surviving as a direct, wholly owned subsidiary of Ulta Beauty. At the Effective Time, each share of Salon common stock issued and outstanding immediately prior to the Reorganization automatically converted into a share of Ulta Beauty common stock, having the same rights, powers and preferences, and the qualifications, limitations and restrictions, as the common stock of Salon that was converted. Accordingly, Salon’s stockholders immediately prior to the consummation of the Reorganization became stockholders of Ulta Beauty at the Effective Time. In accordance with the Stockholder Rights Agreement, as amended, one preferred stock purchase right is attached to each share of Ulta Beauty common stock, just as it was attached to the Salon common stock prior to the Reorganization. The stockholders of Salon will not recognize gain or loss for U.S. federal income tax purposes as a result of the consummation of the Reorganization.

The Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporations. Ulta Beauty has a Certificate of Incorporation and Bylaws that are each identical to those of Salon immediately prior to the consummation of the Reorganization, except for the change of the name of the corporation as permitted by Section 251(g) of the DGCL. Furthermore, the conversion of stock in the Reorganization occurred automatically without an exchange of stock certificates. After the Reorganization, stock certificates that previously represented shares of Salon common stock now represent the same number of shares of Ulta Beauty common stock. Following the consummation of the Reorganization, shares of Ulta Beauty’s common stock continue to trade on the NASDAQ Global Select Market, on an uninterrupted basis, under the symbol “ULTA,” with the same CUSIP number. Immediately after consummation of the Reorganization, Ulta Beauty has, on a consolidated basis, the same assets, businesses and operations as Salon had immediately prior to the consummation of the Reorganization.

As a result of the Reorganization, Ulta Beauty became the successor issuer to Salon pursuant to 12g-3(a) of the Exchange Act and shares of Ulta Beauty’s common stock are deemed registered under Section 12(b) of the Exchange Act.

The foregoing descriptions of the Reorganization and the Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement, which is filed as Exhibit 2 and which is incorporated by reference herein.

Item 3.03.	Material Modification of Rights of Security Holders.

The information set forth in Item 1.01 and Item 5.03 is hereby incorporated by reference in this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of Ulta Beauty, which are listed below, are identical to the directors of Salon immediately prior to the Effective Time of the Reorganization.

DIRECTORS

Director	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Charles J. Philippin*
Michelle L. Collins	✓	†
Mary N. Dillon
Robert F. DiRomualdo	†
Dennis K. Eck		✓	✓
Catherine A. Halligan		✓	†
Charles Heilbronn		✓	✓
Michael R. MacDonald			✓
George R. Mrkonic	✓
Lorna E. Nagler		✓	✓
Vanessa A. Wittman	✓

*	Non-Executive Chairperson of the Board.
†	Committee Chairperson.

Biographical information and information regarding the compensation of Ulta Beauty’s directors can be found in Salon’s definitive Proxy Statement for the 2016 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 20, 2016 (the “2016 Proxy Statement”) under the caption “Corporate Governance and the Board of Directors” and is incorporated by reference herein.

The executive officers of Ulta Beauty, which are listed below, are identical to the executive officers of Salon immediately prior to the Effective Time of the Reorganization.

EXECUTIVE OFFICERS

Officer	Position with Ulta Beauty
Mary N. Dillon	Chief Executive Officer

Scott M. Settersten	Chief Financial Officer, Treasurer and Assistant Secretary

Jodi J. Caro	General Counsel and Corporate Secretary

Jeffrey J. Childs	Chief Human Resources Officer

David C. Kimbell	Chief Merchandising and Marketing Officer

Biographical information of Ulta Beauty’s executive officers can be found in Salon’s Annual Report on Form 10-K for the fiscal year ended January 30, 2016 filed with the Securities and Exchange Commission on March 30, 2016 under the caption “Executive Officers of the Registrant” in Part I, and is incorporated by reference herein. Information regarding the compensation arrangements of Ulta Beauty’s named executive officers can be found in Salon’s 2016 Proxy Statement under the caption “Compensation Committee Report and Compensation Discussion And Analysis” and is incorporated by reference herein.

In connection with the Reorganization, on January 27, 2017, Salon and Ulta Beauty also entered into the Compensation Plan Agreement pursuant to which (1) Salon transferred to Ulta Beauty, and Ulta Beauty assumed (including sponsorship of), as of the Effective Time, the Ulta Salon, Cosmetics & Fragrance, Inc. Second Amended and Restated Restricted Stock Option Plan, as further amended, the Ulta Salon, Cosmetics & Fragrance, Inc. 2002 Equity Incentive Plan, the Ulta Salon, Cosmetics & Fragrance, Inc. 2007 Incentive Award Plan and the Amended and Restated Ulta Salon, Cosmetics & Fragrance, Inc. 2011 Incentive Award Plan and any subplans, appendices or addendums thereunder (together, the “Salon Equity Compensation Plans”), and all obligations of Salon pursuant to each stock option to purchase a share of Salon common stock (a “Salon Option”) and each right to acquire or vest in a share of Salon common stock, including, without limitation, restricted stock units and performance based vesting share unit awards (a “Salon Unit” and each of a Salon Option and a Salon Unit, a “Salon Equity Award”) that was outstanding immediately prior to the Effective Time and (a) issued under the Salon Equity Compensation Plans and underlying grant agreements (each such grant agreement, a “Salon Equity Award Grant Agreement” and such grant agreements together with the Salon Equity Compensation Plans, the “Salon Equity Compensation Plans and Agreements”) or (b) granted by Salon outside of the Salon Equity Compensation Plans and Agreements pursuant to NASDAQ Listing Rule 5635(c), and (2) each such Salon Equity Award was converted into (a) with respect to each Salon Unit, a right to acquire or vest in a share of Ulta Beauty common stock or (b) with respect to a Salon Option, an option to purchase a share of Ulta Beauty common stock at an exercise price per share equal to the exercise price per share of Salon common stock subject to such Salon Option immediately prior to the Effective Time. At the Effective Time, the Salon Equity Awards, the Salon Equity Compensation Plans and Agreements and any provision of any other compensatory plan, agreement or arrangement providing for the grant or issuance of shares of Salon common stock were automatically deemed to be amended, to the extent necessary or appropriate, to provide that references to Salon in such awards, documents and provisions be read to refer to Ulta Beauty and references to shares of Salon common stock in such awards, documents and provisions be read to refer to shares of Ulta Beauty common stock.

The foregoing description of the Compensation Plan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Compensation Plan Agreement, which is filed as Exhibit 10.1 and which is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Reorganization, Ulta Beauty’s Board of Directors approved and/or adopted the Ulta Beauty Certificate of Incorporation (including a Certificate of Designations of Series A Junior Participating Preferred Stock) and the Bylaws of Ulta Beauty that are each identical to those of Salon immediately prior to the consummation of the Reorganization, except for the change of the name of the corporation as permitted by Section 251(g) of the DGCL.

The foregoing descriptions of the Ulta Beauty Certificate of Incorporation, the Ulta Beauty Certificate of Designations of Series A Junior Participating Preferred Stock and the Ulta Beauty Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Incorporation, the Certificate of Designations of Series A Junior Participating Preferred Stock and the Bylaws, which are filed as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and each of which is incorporated by reference herein.

Item 8.01.	Other Items.

Successor Issuer

In connection with the Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, Ulta Beauty is the successor issuer to Salon and has succeeded to the attributes of Salon as the registrant. Shares of Ulta Beauty common stock are deemed to be registered under Section 12(b) of the Exchange Act, and Ulta Beauty is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. Ulta Beauty hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Amendment to Salon Credit Agreement

In connection with, and in order to allow for the implementation of, the Reorganization, Salon amended its credit agreement.

Press Release

On January 27, 2017, Salon issued a press release announcing the Reorganization. A copy of that press release is filed herewith as Exhibit 99 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The exhibits listed in the accompanying Index to Exhibits are filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Date: January 30, 2017	/s/ Jodi J. Caro
Jodi J. Caro
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2	Agreement and Plan of Merger, dated as of January 27, 2017, by and among Ulta Salon, Cosmetics & Fragrance, Inc., Ulta Beauty, Inc. and Ulta Merger Sub, Inc.

3.1	Certificate of Incorporation of Ulta Beauty, Inc.

3.2	Certificate of Designations of Series A Junior Participating Preferred Stock of Ulta Beauty, Inc.

3.3	Bylaws of Ulta Beauty, Inc.

4	Amendment to Stockholder Rights Agreement, dated as of January 29, 2017.

10.1	Compensation Plan Agreement, dated as of January 27, 2017 between Ulta Salon, Cosmetics & Fragrance, Inc. and Ulta Beauty, Inc.

10.2	Amended and Restated Loan and Security Agreement, dated October 19, 2011 (as further amended through November 22, 2016), by and among Ulta Salon, Cosmetics & Fragrance, Inc., Wells Fargo Bank, National Association, Wells Fargo Capital Finance, LLC, J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A. and PNC Bank, National Association.

99	Press Release issued on January 27, 2017.